Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

I, Nicole Rusaw-George, Chief Financial Officer of Transition Therapeutics Inc. (the “Company”), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company’s Annual Report as filed on Form 20-F for the fiscal year ending June 30, 2012 with the Securities and Exchange Commission (the “Report”), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 13, 2012

Nicole Rusaw-George

Chief Financial Officer